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                                                                   EXHIBIT 23.05

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report with respect to R.P. Scherer Corporation dated August 9, 1999 included in Cardinal Health, Inc.'s Form 10-K for the year ended June 30, 2000 and to all references to our firm included in this Registration Statement.

                                          /s/ Arthur Andersen LLP

Roseland, New Jersey
January 8, 2001